Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 4

TO CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”), dated as of April 23, 2014, is made by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), the other “Credit Parties” from time to time party to the Credit Agreement referred to and defined below (together with the Borrower, the “Credit Parties”), the Lenders (as defined below) signatory hereto and Wells Fargo Bank, National Association (“Wells Fargo”), as the Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Credit Parties, the financial institutions from time to time party thereto (collectively, the “Lenders”) and Wells Fargo, as the Administrative Agent for the Lenders, as Swingline Lender and as an Issuing Lender are parties to that certain Credit Agreement, dated as of June 4, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Required Lenders, and subject to the terms and conditions set forth herein the Required Lenders have agreed to, amend certain provisions of the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Credit Parties, the Required Lenders and the Administrative Agent, such parties hereby agree as follows:

Section 1. Amendments to the Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 2 of this Amendment, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order:

“NASDI Bonds” means those certain surety bonds issued by Zurich for the benefit of NASDI, LLC and Yankee Environmental Services, LLC prior to, but which remain outstanding as of, April 23, 2014 .

“Permitted Zurich Guaranty Obligations” means Guaranty Obligations of the Borrower to Zurich under that certain Guarantee and Indemnity Agreement dated as of April 23, 2014, executed by the Borrower in favor of Zurich, relating to the NASDI Bonds in an aggregate amount not to exceed $25,000,000.

(b) Section 1.1 of the Credit Agreement is amended to delete the definition of Consolidated Total Indebtedness appearing therein and substitute the following therefor:

“Consolidated Total Indebtedness” of the Borrower, means as of any date of determination, the sum of (without duplication), (a) all Indebtedness (other than (i) contingent Bonding Obligations and (ii) Operating Leases) of the Borrower and its Subsidiaries on a Consolidated basis which, in accordance with GAAP, should be included as liabilities in the consolidated balance sheet of the Borrower and its Subsidiaries at such time, plus (b) the undrawn face amount of letters of credit (other than (i) letters of credit issued to (x) Zurich in an aggregate amount not to exceed $20,000,000 to support (A) the Bonding Obligations held by Zurich and/or (B) obligations with respect to the NASDI Bonds and (y) Travelers pursuant to the terms set forth in the Travelers’ Termination Agreement, (ii) Performance Letters of Credit and (iii) standby letters of credit issued pursuant to the Wells Fargo Agreement) and bank guarantees (other than those issued to support performance obligations), plus (c) the principal amount of all guarantees executed by such Person (other than the Permitted Zurich Guaranty Obligations, but solely to the extent Zurich has not asserted any claim for reimbursement from NASDI, LLC, Yankee Environmental Services, LLC or the Borrower with respect to the NASDI Bonds).

(c) Section 9.1 of the Credit Agreement is amended to (i) delete the “and” appearing at the end of clause (t) thereof, (ii) amend and restate clause (u) thereof in its entirety as follows and (iii) add the following new clause (v) thereto immediately following clause (u) thereof:

(u) Permitted Zurich Guaranty Obligations; and

(v) all premiums (if any), interest (including post-petition interest), fees, expenses, indemnities, charges and additional or contingent interest on obligations described in clauses (a) through (u) of this Section 9.1.

Section 2. Effectiveness of this Amendment; Conditions Precedent. The provisions of Section 1 of this Amendment shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrower, the other Credit Parties and the Required Lenders.

Section 3. Representations and Warranties.

(a) The Borrower and each other Credit Party hereby represents and warrants that this Amendment and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Credit Parties enforceable against the Borrower and the other Credit Parties in accordance with their terms.

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(b) The Borrower and each other Credit Party hereby represents and warrants that its execution and delivery of this Amendment, and the performance of the Amendment Documents, have been duly authorized by all proper corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Bonding Agreement, the Wells Fargo Documents and the Note Indenture.

(c) The Borrower and each other Credit Party hereby represents and warrants that before and after giving effect to the provisions of this Amendment, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

Section 4. Reaffirmation, Ratification and Acknowledgment. The Borrower and each other Credit Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Credit Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. Except as modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as modified by this Amendment shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents, except as specifically set forth herein. From and after the effectiveness of this Amendment, (x) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and (y) all references to the Credit Agreement appearing in any other Loan Document, or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement, as amended hereby.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6. Administrative Agent’s Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and the other documents, agreements and instruments contemplated hereby.

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Section 7. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which when together shall constitute one and the same agreement among the parties. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION, as Borrower

By:	/s/ Richard Roman
Name:	Richard Roman
Title:	Treasurer

GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., as a Credit Party

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Treasurer

GREAT LAKES DREDGE & DOCK COMPANY, LLC, as a Credit Party

By:	/s/ Richard Roman
Name:	Richard Roman
Title:	Treasurer

DAWSON MARINE SERVICES COMPANY, as a Credit Party

By:	/s/ Catherine M. Hoffman
Name:	Catherine M. Hoffman
Title:	President

NASDI HOLDINGS CORPORATION, as a Credit Party

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Treasurer

Signature Page to

Amendment No.4 to GLDD Credit Agreement

NASDI, LLC, as a Credit Party

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Treasurer

FIFTY-THREE DREDGING CORPORATION, as a Credit Party

By:	/s/ Paul E. Dinquel
Name:	Paul E. Dinquel
Title:	Vice President

YANKEE ENVIRONMENTAL SERVICES, LLC, as a Credit Party

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Treasurer

TERRA CONTRACTING SERVICES, LLC, as a Credit Party

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Treasurer

Signature Page to

Amendment No.4 to GLDD Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Sushim Shah
Name:	Sushim Shah
Title:	VP

Signature Page to

Amendment No.4 to GLDD Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jonathan M. Phillips
Name:	Jonathan M. Phillips
Title:	Senior Vice President

Signature Page to

Amendment No.4 to GLDD Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Vice President

Signature Page to

Amendment No.4 to GLDD Credit Agreement

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ John Armstrong
Name:	John Armstrong
Title:	Director

Signature Page to

Amendment No.4 to GLDD Credit Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ Robert R. Mangers
Name:	Robert R. Mangers
Title:	Vice President

Signature Page to

Amendment No.4 to GLDD Credit Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

Signature Page to

Amendment No.4 to GLDD Credit Agreement